Exhibit 33.14

ASSESSMENT OF COMPLIANCE WITH THE APPLICABLE SERVICING CRITERIA

The management (“Management”) of the Corporate Trust Services division of Wells Fargo Bank, National Association (the “Company”) is responsible for assessing the Company’s compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission. Management has determined that the servicing criteria are applicable in regards to the servicing platform for the period as follows:

Period: As of and for the twelve months ended December 31, 2014 (the “Period”).

Platform: The platform consists of residential mortgage-backed securities (“RMBS”) transactions backed by pools of residential mortgage loans and commercial mortgage-backed securities (“CMBS”) transactions backed by pools of commercial mortgage loans, in each case for which the Company provides document custody services and where the RMBS and CMBS transactions were either (a) publicly-issued pursuant to a registration statement under the Securities Act of 1933 on or after January 1, 2006, or (b) privately-issued pursuant to an exemption from registration on or after January 1, 2006 where the Company has an obligation under the transaction agreements to deliver an assessment of compliance with the applicable servicing criteria under Item 1122(d) of Regulation AB; provided however that, the platform excludes any transactions where the offered securities were issued, sponsored and/or guaranteed by any agency or instrumentality of the U.S. government or any government sponsored entity, other than certain securitizations of residential mortgage loan transactions issued, sponsored and/or guaranteed by the Federal Deposit Insurance Company (the “Document Custody Platform”). Appendix A identifies the individual transactions defined by Management as constituting the Document Custody Platform for the Period.

Applicable Servicing Criteria: Management has determined that the servicing criteria set forth in Item 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(4)(i), 1122(d)(4)(ii) and 1122(d)(4)(iii) are applicable to the activities performed by the Company with respect to the Document Custody Platform for the Period; provided however that, with respect to the Document Custody Platform, servicing criterion 1122(d)(4)(iii) is applicable only as it relates to the Company’s obligation to review and maintain the required loan documents related to any additions, removals or substitutions in accordance with the transaction agreements (the “Applicable Servicing Criteria”). Management has determined that all other servicing criteria set forth in Item 1122(d) are not applicable to the Document Custody Platform.

With respect to the Document Custody Platform and the Period, Management provides the following assessment of the Company’s compliance with respect to the Applicable Servicing Criteria:

1. Management is responsible for assessing the Company’s compliance with the Applicable Servicing Criteria.

2. Management has assessed the Company’s compliance with the Applicable Servicing Criteria. In performing this assessment, Management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB.

3. With respect to applicable servicing criteria 1122(d)(1)(ii) and 1122(d)(4)(iii), Management has determined that there were no activities performed during the Period with respect to the Document Custody Platform, because there were no occurrences of events that would require the Company to perform such activities.

4. Based on such assessment for the Period, the Company has complied, in all material respects with the Applicable Servicing Criteria.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to Management’s assessment of the Company’s compliance with the Applicable Servicing Criteria for the Period.

WELLS FARGO BANK, National Association

By:	/s/ Shari L. Gillund
Shari L. Gillund

Title:	Senior Vice President

Dated:	February 25, 2015

Appendix A to the Company’s Assessment of Compliance with the Applicable Servicing Criteria

Document Custody Platform Transactions
ABFC 2006-HE1
ABFC 2006-OPT1
ABFC 2006-OPT2
ABFC 2006-OPT3
ABFC 2007-WMC1
ABSC2006-HE3
ABSC2006-HE5
ACE 2006-ASAP1
ACE 2006-ASAP2
ACE 2006-ASAP3
ACE 2006-ASAP4
ACE 2006-ASAP5
ACE 2006-ASAP6
ACE 2006-ASL1
ACE 2006-CW1
ACE 2006-FM1
ACE 2006-FM2
ACE 2006-HE1
ACE 2006-HE2
ACE 2006-HE3
ACE 2006-HE4
ACE 2006-OP1
ACE 2006-OP2
ACE 2006-SD1
ACE 2006-SD2
ACE 2006-SD3
ACE 2006-SL1
ACE 2006-SL2
ACE 2006-SL3
ACE 2006-SL4
ACE 2007-ASAP1
ACE 2007 ASAP2
ACE 2007-ASL1
ACE 2007-D1
ACE 2007-HE1
ACE 2007-HE2
ACE 2007-HE3
ACE 2007-HE4
ACE 2007-HE5
ACE 2007-SL1
ACE 2007-SL2
ACE 2007-WM1
ACE 2007-WM2
ARMT 2006-2
ARMT 2006-3
BAC 2006-3
BAC 2006-4
BAC 2006-6
BAC 2007-2
BAC 2007-3

Document Custody Platform Transactions
BAC 2007-4
BAC 2007-5
BACM 2008-1
BACM 2008-LS1
BAFC 2006-B
BAFC 2006-C
BAFC 2006-E
BANC OF AMER 2006-1
BARCBCAP2007AA1
BARCBCAP2007AA2
BARCBCAP2007AA3
BARCBCAP2007AA4
BARCBCAP2007AB1
BARCSABR2006FR4
BARCSABR2006WM4
BARCSABR2007BR2
BARCSABR2007BR3
BARCSABR2007-HE1
BCAP 2006-AA1
BCAP 2006-AA2
BCAP 2007-AA5
BEARBSMF2006SL1
BEARBSMF2006SL2
BEARBSMF2006SL3
BEARBSMF2006SL4
BEARBSMF2006SL5
BEARBSMF2006SL6
BEARBSMF2007SL1
BEARBSMF2007SL2
BEARBSSLT20071
BEARPRIME20062
BEARPRIME20071
BEARPRIME20072
BEARPRIME20073
BEARSACO200610
BEARSACO20062
BEARSACO20063
BEARSACO20064
BEARSACO20065
BEARSACO20066
BEARSACO20067
BEARSACO20069
BEARSACO20072
BOAALT 2006-2
BOAALT 2006-3
BOAALT 2006-4
BOAALT 2006-5
BOAALT 2006-6
BOAALT 2006-7
BOAALT 2006-8

Document Custody Platform Transactions
BOAALT 2006-9
BOAALT 2007-1
BOAALT 2007-2
BOALT 2006-1
BOAMS 2006-1
BOAMS 2006-2
BOAMS 2006-3
BOAMS 2006-A
BOAMS 2006-B
BOAMS 2007-1
BOAMS 2007-2
BOAMS 2007-3
BOAMS 2007-4
BSAAT 2007-01
BSABS 2006-2
BSABS 2006-3
BSABS 2006-4
BSABS 2006-AC1
BSABS 2006-AC2
BSABS 2006-AC3
BSABS 2006-AC4
BSABS 2006-AC5
BSABS 2006-IM1
BSABS 2006-SD1
BSABS 2006-SD2
BSABS 2006-SD3
BSABS 2006-SD4
BSABS 2006-ST1
BSABS 2007-1
BSABS 2007-2
BSABS 2007-AC1
BSABS 2007-AC2
BSABS 2007-AC3
BSABS 2007-AC4
BSABS 2007-AC5
BSABS 2007-AC6
BSABS 2007-SD1
BSABS 2007-SD2
BSABS 2007-SD3
BSALTA 2006-1
BSALTA 2006-2
BSALTA 2006-3
BSALTA 2006-4
BSALTA 2006-5
BSALTA 2006-6
BSALTA 2006-7
BSALTA 2006-8
BSALTA 2007-1
BSALTA 2007-2
BSALTA 2007-3

Document Custody Platform Transactions
BSART 2006-1
BSART 2006-2
BSART 2006-4
BSART 2007-1
BSART 2007-2
BSART 2007-4
BSART 2007-5
BSMF 2006-AC1
BSMF 2006-AR1
BSMF 2006-AR2
BSMF 2006-AR3
BSMF 2006-AR4
BSMF 2006-AR5
BSMF 2007-AR1
BSMF 2007-AR2
BSMF 2007-AR3
BSMF 2007-AR4
BSMF 2007-AR5
CARRINGTON 2006-FRE1
CARRINGTON 2006-FRE2
CARRINGTON 2006-OPT1
CARRINGTON 2006-RFC1
CARRINGTON 2007-FRE1
CARRINGTON 2007-RFC1
CCMT 2006-C5
CCMT 2007-C6
CCMT 2008-C7
CD 2006-CD2
CD 2007-CD4
CD 2007-CD5
CITICMLTI2006HE3
CITICMLTI2007AR4
CITICMLTI2007AR5
CITICMLTI2007AR8
CITICMLTI2007WFHE2
CITICMLTI2007WFHE3
CITICMLTI2007WFHE4
COBALT 2006-C1
COBALT 2007-C2
COBALT 2007-C3
COMM12-CCRE1
COMM12-CCRE2
COMM12-CCRE4
COMM12-CCRE5
COMM13-CCRE7
COMM13-LC6
COMM 2006-C7
COMM 2007-C9
COMM2011-FL1
COMM 2012-FL2

Document Custody Platform Transactions
COMM2013-CCRE10
COMM2013-CCRE12
COMM2014-CCRE15
COMM2014-CCRE16
COMM2014-CCRE18
COMM2014-CCRE19
COMM2014-CCRE20
COMM2014-CCRE21
COMM2014-LC15
COMM2014-LC17
COMM2014-UBS3
COMM2014-UBS5
COMM2014-UBS6
CSAB 2006-1
CSAB 2006-2
CSAB 2006-3
CSAB 2006-4
CSAB 2007-1
CSFB 2006-C1
CSFB 2006-C2
CSFB 2006-C3
CSFB 2006-C4
CSFB 2006-C5
CSFB 2007-C1
CSFB 2007-C2
CSFB 2007-C3
CSFB 2007-C4
CSFB 2007-C5
CSFB 2008-C1
CSMC 2006-1
CSMC 2006-2
CSMC 2006-3
CSMC 2006-4
CSMC 2006-7
CSMC 2006-8
CSMC 2006-9
CSMC 2007-1
CSMC 2007-2
CSMC 2007-3
CSMC 2007-4
CSMC 2007-5
CSMC 2007-6
CSMC 2007-7
DBALT 2006-AB1
DBALT 2006-AB2
DBALT 2006-AB3
DBALT 2006-AB4
DBALT 2006-AF1
DBALT 2006-AR1
DBALT 2006-AR2

Document Custody Platform Transactions
DBALT 2006-AR3
DBALT 2006-AR4
DBALT 2006-AR5
DBALT 2006-AR6
DBALT 2006-OA1
DBALT 2007-1
DBALT 2007-2
DBALT 2007-3
DBALT 2007-AB1
DBALT 2007-AR1
DBALT 2007-AR2
DBALT 2007-AR3
DBALT 2007-BAR1
DBALT 2007-OA1
DBALT 2007-OA2
DBALT 2007-OA3
DBALT 2007-OA4
DBALT 2007-OA5
DBALT 2007-RAMP1
DBUBS 11-LC3
DBWAACE2006GP1
DLJWABSCRFC2007HE1
EBLMT 2013-1
EBMLT 2013-2
FASC2006-FF16
FASC2006-FF8
FF 2006-FF1
FF 2006-FFH1
FFML 2006-FF11
FFML 2006-FF5
FFML 2006-FF7
FFML 2006-FF9
FIELDSTONE 2006-1
FIELDSTONE 2006-2
FIELDSTONE 2006-3
FIELDSTONE 2007-1
FREMONT 2006-A
FREMONT 2006-B P1
FREMONT 2006-B P2
FREMONT 2006-C
FREMONT 2006-D
FREMONT 2006-E
GCMISV2006-OPT1
GCMISV2006-OPT2
GCMISV2006-OPT3
GCMISV2006-OPT4
GCMISV2006-OPT5
GCMISV2007-WMC1
GECMC 2007-C1
GMAC 2006-C1

Document Custody Platform Transactions
GRNPT 2006-AR1
GRNPT 2006-AR2
GRNPT 2006-AR3
GS 2006-GG6
GS 2006-GG8
GS 2007-GG10
GSAA 2006-10
GSAA 2006-14
GSAA 2006-16
GSAA 2006-18
GSAA 2006-8
GSAA 2007-10
GSAA 2007-4
GSAA 2007-5
GSAA 2007-6
GSAA 2007-7
GSAA 2007-8
GSAA 2007-9
GSMC2006-12
GSMC20066
GSMC2006S3
GSMCGSR2007HEL1
GSMS2013-CJ14
GSMS 2013-GCJ12
GSMS2014-GC18
GSMS2014-GC20
GSMS2014-GC22
GSMS2014-GC24
GSMSC 12-GC6
GSMSC 12GCJ7
GSMSC 2013-GC10
GSR 2006-5F
GSR 2006-AR1
GSR 2006-AR2
GSR 2007-AR1
GSR 2007-AR2
HALO 2007-2
HALO 2007-AR2
HARBORVIEW 2007-2
HARBORVIEW 2007-4
HARBORVIEW 2007-7
HASCO 2006-HE1
HASCO 2006-OPT1
HASCO 2006-OPT2
HASCO 2006-OPT3
HASCO 2006-OPT4
HASCO 2006-WMC1
HASCO 2007-HE1
HASCO 2007-HE2
HASCO 2007-NC1

Document Custody Platform Transactions
HASCO 2007-WF1
HEAT 2006-1
HEAT2006-3
HEAT 2006-4
HEAT2006-5
HEAT 2006-6
HEAT2006-7
HEAT2006-8
HEAT2007-1
HEAT2007-2
HEAT2007-3
HELT2007-FRE1
HEMT20061
HEMT20063
HEMT20064
HSBAHALO2006-2
HSBAHALO2007-1
HSBAHALO2007-AR1
HSBAHALO2007-WF1
HSBAHASCO2006HE2
HSBAHASCO2007-OPT
JPM 2013-C12
JPM2013-C13
JPM2013-C14
JPM2013-C15
JPM2013-C16
JPM2014-C18
JPM2014-C19
JPM2014-C20
JPM2014-C21
JPM2014-C22
JPM2014-C23
JPM2014-C24
JPM2014-C26
JPMB2014-C25
JPMC 12-CIBX
JPMC 12-LC9
JPMC 13-LC11
JPMC 2011-C5
JPMC 2012-C6
JPMC 2012-C8
JPMC 2013-C10
JPMC2013-C17
JPM CHAS 2006-CIBC16
JPM CHAS 2007-CIBC18
JPM CHAS 2007-CIBC20
JPM CHASE 2006-LDP6
JPM CHASE 2007-C1
JPM CHASE 2007-LDP10
JP MORGAN 2006-FL2

Document Custody Platform Transactions
JPMORGAN 2006-LDP7
JP MORGAN 2007-FL1
LEHMLMT20062
LEHMLMT20064
LEHMLMT20068
LEHMLMT20072
LEHMLMT20076
LEHMLMT20077
LEHMLMT20078
LEHMLXS20061
LEHMLXS200610N
LEHMLXS200611
LEHMLXS200612N
LEHMLXS200613
LEHMLXS200615
LEHMLXS200617
LEHMLXS200618N
LEHMLXS200619
LEHMLXS200620
LEHMLXS20063
LEHMLXS20065
LEHMLXS20067
LEHMLXS20068
LEHMLXS20071
LEHMLXS200711
LEHMLXS200712N
LEHMLXS200714H
LEHMLXS200715N
LEHMLXS20072N
LEHMLXS20073
LEHMLXS20074N
LEHMLXS20076
LEHMLXS20078H
LEHMLXS20079
LEHMSARM200611
LEHMSARM200612
LEHMSARM200710
LEHMSARM20075
LEHMSARM20077
LEHMSARM20078
LEHMSASCO063H
LEHMSASCO2007BC2
LEHMSASCO2007BC4
LMT 2006-5
LMT 2006-7
LMT 2007-10
LMT 2007-4
LMT 2007-5
LMT 2007-9
LMT 2008-2

Document Custody Platform Transactions
LUMINENT 06-3
LUMINENT 2006-2
LUMINENT 2006-4
LUMINENT 2006-5
LUMINENT 2006-6
LUMINENT 2006-7
LUMINENT 2007-1
LUMINENT 2007-2
MABS 2006-AB1
MABS 2006-FRE1
MABS 2006-HE1
MABS 2006-HE2
MABS 2006-HE3
MABS 2006-HE4
MABS 2006-HE5
MABS 2006-WMC1
MABS 2006-WMC2
MABS 2006-WMC3
MABS 2006-WMC4
MABS 2007-HE1
MABS 2007-HE2
MABS 2007-WMC1
MALT 2006-1
MALT 2006-2
MALT 2006-3
MALT 2007-1
MALT 2007-HF1
MANA 2007-A1
MANA 2007-A2
MANA 2007-A3
MANA 2007-AF1 (I)
MANA 2007-AF1 (II)
MANA 2007-F1
MANA 2007-OAR1
MANA 2007-OAR2
MANA 2007-OAR3
MANA 2007-OAR4
MANA 2007-OAR5
MARM 2006-2
MARM 2006-OA1
MARM 2006-OA2
MARM 2007-1
MARM 2007-2
MARM 2007-3
MARM 2007-HF1
MARM 2007-HF2
MASL 2006-1
MASTR 2006-1
MASTR 2006-2
MASTR 2006-3

Document Custody Platform Transactions
MASTR 2007-1
MLCC 2006-1
MLCC 2006-2
MLCC 2006-3
MLCC 2007-1
MLCC 2007-2
MLCC 2007-3
MLMBS 2007-1
MLMBS 2007-2
MLMBS 2007-3
MLMI 2006-A1
MLMI 2006-A2
MLMI 2006-A3
MLMI 2006-A4
MLMI 2006-AF1
MLMI 2006-AF2 (I)
MLMI 2006-AF2 (II)
MLMI 2006-F1
MLMI2006FM1
MLMI 2006-HE1
MLMI2006HE2
MLMI2006HE3
MLMI 2006-OPT1
MLMI2006RM1
MLMI2006SL1
MLMI2006SL2
MLMI 2006-WMC1
MLMI2006WMC2
MLMI2007HE2
MORG2012C5
MORG2013C7
MRGN2006HE3
MRGN2006HE4
MRGN2006HE5
MRGN2006HE6
MRGN2006HE7
MRGN20071
MRGN2007HE2
MRGN2007HE3
MSAC 2006-HE1
MSAC 2006-HE2
MSAC 2006-HE8
MSAC 2006-WMC1
MSAC 2006-WMC2
MSAC 2007-HE5
MSAC 2007-HE6
MSAC 2007-HE7
MSBAM 12-C6
MSBAM 13-C8
MSBAM 13-C9

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MSBAM14-C19
MSBAM 2013-C10
MSBAM2013-C11
MSBAM2013-C12
MSBAM2013-C13
MSBAM2014-C14
MSBAM2014-C15
MSBAM2014C17
MSC 2006-IQ12
MSC 2007-HQ11
MSC 2007-HQ13
MSCC 11-C3
MSCC 12-C4
MSCC HELOC 2007-1
MSCI 2007-IQ15
MSM 2006-11
MSM 2006-3AR
MSM 2006-5AR
MSM 2006-6AR
MSM 2006-7
MSM 2006-8AR
MSM 2007-12
MSM 2007-13
MSM 2007-14AR
MSSTI 2007-1
NAAC 2006-AF1
NAAC 2006-AF2
NAAC 2006-AP1
NAAC 2006-AR1
NAAC 2006-AR2
NAAC 2006-AR3
NAAC 2006-AR4
NAAC 2006-WF1
NAAC 2007-1
NAAC 2007-2
NAAC 2007-3
NCMT 2008-1
NEWCASTLE 2007-1
NHEL 2006-AF1
NHEL 2006-FM1
NHEL 2006-FM2
NHEL 2006-HE1
NHEL 2006-HE2
NHEL 2006-HE3
NHEL 2006-WF1
NHEL 2007-1
NHEL 2007-2
NHEL 2007-3
NRPMT2013-1
OPTION ONE 2006-1

Document Custody Platform Transactions
OPTION ONE 2006-2
OPTION ONE 2006-3
OPTION ONE 2007-1
OPTION ONE 2007-2
OPTION ONE 2007-3
OPTION ONE 2007-4
OPTION ONE 2007-5
OPTION ONE 2007-6
OPTION ONE 2007-CP1
OPTION ONE 2007-FXD1
OPTION ONE 2007-FXD2
OPTION ONE 2007-HL1
OWNIT 2006-2
PC 2006-1
PHH 2008-CIM1
PHH 2008-CIM2
PHHAM 2007-1
PHHAM 2007-2
PHHAM 2007-3
PRIME 2006-1
PRIME 2006-CL1
RBSCF2013-GSP
RBSGC 2007-B
RENAISSANCE 2006-1
RENAISSANCE 2006-2
RENAISSANCE 2006-3
RENAISSANCE 2006-4
RENAISSANCE 2007-1
RENAISSANCE 2007-2
RENAISSANCE 2007-3
RFCO2006EFC1
RFCO2006EFC2
RFCO2006EMX1
RFCO2006EMX2
RFCO2006EMX3
RFCO2006EMX4
RFCO2006EMX5
RFCO2006EMX6
RFCO2006EMX7
RFCO2006EMX8
RFCO2006EMX9
RFCO2006HI1
RFCO2006HI2
RFCO2006HI3
RFCO2006HI4
RFCO2006HI5
RFCO2006HSA1
RFCO2006HSA2
RFCO2006HSA3
RFCO2006HSA4

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RFCO2006HSA5
RFCO2006KS1
RFCO2006KS2
RFCO2006KS3
RFCO2006KS4
RFCO2006KS5
RFCO2006KS6
RFCO2006KS7
RFCO2006KS8
RFCO2006KS9
RFCO2006NC1
RFCO2006NC2
RFCO2006NC3
RFCO2006QA1
RFCO2006QA10
RFCO2006QA11
RFCO2006QA2
RFCO2006QA3
RFCO2006QA4
RFCO2006QA5
RFCO2006QA6
RFCO2006QA7
RFCO2006QA8
RFCO2006QA9
RFCO2006QH1
RFCO2006QO1
RFCO2006QO10
RFCO2006QO2
RFCO2006QO3
RFCO2006QO4
RFCO2006QO5
RFCO2006QO6
RFCO2006QO7
RFCO2006QO8
RFCO2006QO9
RFCO2006QS1
RFCO2006QS10
RFCO2006QS11
RFCO2006QS12
RFCO2006QS13
RFCO2006QS14
RFCO2006QS15
RFCO2006QS16
RFCO2006QS17
RFCO2006QS18
RFCO2006QS2
RFCO2006QS3
RFCO2006QS4
RFCO2006QS5
RFCO2006QS6

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RFCO2006QS7
RFCO2006QS8
RFCO2006QS9
RFCO2006RS1
RFCO2006RS2
RFCO2006RS3
RFCO2006RS4
RFCO2006RS5
RFCO2006RS6
RFCO2006RZ1
RFCO2006RZ2
RFCO2006RZ3
RFCO2006RZ4
RFCO2006RZ5
RFCO2006S1
RFCO2006S10
RFCO2006S11
RFCO2006S12
RFCO2006S2
RFCO2006S3
RFCO2006S4
RFCO2006S5
RFCO2006S6
RFCO2006S7
RFCO2006S8
RFCO2006S9
RFCO2006SA1
RFCO2006SA2
RFCO2006SA3
RFCO2006SA4
RFCO2006SP1
RFCO2006SP2
RFCO2006SP3
RFCO2006SP4
RFCO2007EMX1
RFCO2007HI1
RFCO2007HSA1
RFCO2007HSA2
RFCO2007HSA3
RFCO2007KS1
RFCO2007KS2
RFCO2007KS3
RFCO2007KS4
RFCO2007QA1
RFCO2007QA2
RFCO2007QA3
RFCO2007QA4
RFCO2007QA5
RFCO2007QH1
RFCO2007QH2

Document Custody Platform Transactions
RFCO2007QH3
RFCO2007QH4
RFCO2007QH5
RFCO2007QH6
RFCO2007QH7
RFCO2007QH8
RFCO2007QH9
RFCO2007QO1
RFCO2007QO2
RFCO2007QO3
RFCO2007QO4
RFCO2007QO5
RFCO2007QS1
RFCO2007QS10
RFCO2007QS11
RFCO2007QS2
RFCO2007QS3
RFCO2007QS4
RFCO2007QS5
RFCO2007QS6
RFCO2007QS7
RFCO2007QS8
RFCO2007QS9
RFCO2007RS1
RFCO2007RS2
RFCO2007RZ1
RFCO2007S1
RFCO2007S2
RFCO2007S3
RFCO2007S4
RFCO2007S5
RFCO2007S6
RFCO2007S7
RFCO2007S8
RFCO2007S9
RFCO2007SA1
RFCO2007SA2
RFCO2007SA3
RFCO2007SA4
RFCO2007SP1
RFCO2007SP2
RFCO2007SP3
SABR 2006-FR1
SABR 2006-FR2
SABR 2006-FR3
SABR 2006-HE1
SABR 2006-HE2
SABR 2006-NC1
SABR 2006-OP1
SABR 2006-WM1

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SABR 2006-WM2
SABR2006-WM3
SACO 2007-1
SAIL 2006-1
SAIL 2006-2
SAIL 2006-3
SAIL 2006-4
SAMI II 2006-AR1
SAMI II 2006-AR2
SAMI II 2006-AR3
SAMI II 2006-AR4
SAMI II 2006-AR5
SAMI II 2006-AR8
SAMI II 2007-AR1
SAMI II 2007-AR2
SAMI II 2007-AR3
SAMI II 2007-AR4
SAMI II 2007-AR5
SAMI II 2007-AR6
SAMI II 2007-AR7
SARM 2006-1
SARM 2006-2
SARM 2006-3
SARM 2006-4
SARM 2006-5
SARM 2006-6
SARM 2006-7
SARM 2006-8
SARM 2007-11
SARM 2007-3
SARM 2007-4
SARM 2007-6
SARM 2007-9
SASCO 2006-BC1
SASCO 2006-BC2
SASCO 2006-BC3
SASCO 2006-BC5
SASCO 2006-BC6
SASCO 2006-OPT1
SASCO 2006-WF1
SASCO 2006-WF2
SASCO 2006-WF3
SASCO 2007-BC1
SASCO 2007-BC3
SASCO 2007-WF1
SASCO 2007-WF2
SASCO TIAA 2007-C4
SEMT 2011-1
SEMT 2011-2
SEMT 2012-1

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SEMT 2012-2
SEMT 2012-3
SEMT 2012-4
SEMT 2012-5
SEMT 2012-6
SEMT 2013-1
SEMT 2013-2
SEMT 2013-3
SEMT 2013-4
SEMT 2013-5
SEMT 2013-6
SEMT 2013-7
SEQUOIA 10H1
SEQUOIA 2006-1
SEQUOIA 2007-1
SEQUOIA 2007-2
SEQUOIA 2007-3
SEQUOIA 2007-4
SGMS 2006-FRE1
SGMS 2006-FRE2
SGMS 2006-OPT2
SMTS2013-10
SMTS2013-11
SMTS2013-12
SMTS2013-8
SMTS2013-9
SMTS2014-1
SMTS2014-2
SMTS2014-3
SMTS2014-4
SQALT 2006-1
STARM 2007-2
STARM 2007-3
SV 2007-OPT1
SV 2007-OPT2
SV 2007-OPT3
SV 2007-OPT4
SV 2007-OPT5
WACHOVIA 2006-C23
WACHOVIA 2006-C25
WACHOVIA 2006-C26
WACHOVIA 2006-C27
WACHOVIA 2006-C28
WACHOVIA 2006-C29
WACHOVIA 2007-30
WACHOVIA 2007-C31
WACHOVIA 2007-C32
WACHOVIA 2007-C33
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